UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report: November 22, 2023

(Date of earliest event reported)

JOHN DEERE CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-6458	36-2386361
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 5328

Madison, Wisconsin 53705-0328

(Address of principal executive offices and zip code)

(800)-438-7394

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of each class	Trading symbol	Name of each exchange on which registered
2.00% Senior Notes Due 2031	JDCC 31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ull

Items 2.02

and 8.01Results of Operations and Financial Condition and Other Events.

John Deere Capital Corporation’s (JDCC) revenue, net income, and ending portfolio balance for the fourth quarter and full fiscal year 2023 are set forth below:

	Fourth Quarter			Full Year
$ in millions	2023	2022	% Change	2023	2022	% Change
Revenue	$1,153	$791	46%	$3,976	$2,807	42%
Net income	$147	$184	-20%	$572	$694	-18%
Ending portfolio balance				$56,249	$47,167	19%

JDCC’s net income for the fourth quarter of 2023 was lower than the same period in 2022 due to unfavorable derivative market valuation adjustments, a higher provision for credit losses, and less-favorable financing spreads. These factors were partially offset by income earned on higher average portfolio balances. Full-year 2023 net income was lower than 2022 due to less-favorable financing spreads, a higher provision for credit losses, unfavorable derivative market valuation adjustments, lower gains on operating-lease dispositions, and higher selling, administrative, and general expenses. These factors were partially offset by income earned on higher average portfolio balances.

Items 2.02

and 7.01Results of Operations and Financial Condition and Regulation FD Disclosure.

Deere & Company’s press release dated November 22, 2023 concerning fourth quarter of fiscal year 2023 financial results and supplemental financial information (Exhibit 99.1), the schedules of Deere & Company Other Financial Information (Exhibit 99.2), and Fourth Quarter 2023 Earnings Conference Call Information (Exhibit 99.3) are furnished under Form 8-K Items 2.02 and 7.01 (incorporated by reference from Items 2.02 and 7.01 of Deere & Company’s Current Report on Form 8-K dated November 22, 2023, file number (1-4121)). The information is not filed for purposes of the Securities Exchange Act of 1934 and is not deemed incorporated by reference by any general statements incorporating by reference this report or future filings into any filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent JDCC specifically incorporates the information by reference.

Item 9.01Financial Statements and Exhibits

(d)Exhibits

Number	Description of Exhibit

99.1

Press release and supplemental financial information of Deere & Company (incorporated by reference from Exhibit 99.1 to Deere & Company’s Current Report on Form 8-K dated November 22, 2023, file number (1-4121)). (Furnished herewith)

99.2

Other Financial Information of Deere & Company (incorporated by reference from Exhibit 99.2 to Deere & Company’s Current Report on Form 8-K dated November 22, 2023, file number (1-4121)). (Furnished herewith)

99.3

Fourth Quarter 2023 Earnings Conference Call Information of Deere & Company (incorporated by reference from Exhibit 99.3 to Deere & Company’s Current Report on Form 8-K dated November 22, 2023, file number (1-4121)). (Furnished herewith)

104	Cover Page Interactive Data File (the cover page XBRL tags are imbedded in the Inline XBRL document)

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHN DEERE CAPITAL CORPORATION

	By:	/s/ Edward R. Berk
Edward R. Berk Secretary
Dated: November 22, 2023

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